ING EQUITY TRUST

 (“Registrant”)

Supplement dated September 30, 2009

To the Registrant’s Domestic Equity Funds’ Class A, Class B and Class C Prospectus and

Class I, Class Q and Class W Prospectus

(each a “Prospectus” and collectively the “Prospectuses”) and to the Domestic Equity Funds’ Class A, Class B, Class C, Class I, Class O, Class Q and Class W

Statement of Additional Information (“SAI”)

each dated September 30, 2009

1.                                      Merger of ING SmallCap Value Multi-Manager Fund

On September 10, 2009, the Board of Trustees of ING Equity Trust (“Board”) approved a proposal to reorganize ING SmallCap Value Multi-Manager Fund (“Disappearing Fund”) into ING Small Company Fund (“Surviving Fund”) (“Reorganization”).

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the first quarter of 2010, it is expected that the Reorganization will occur on or about February 6, 2010 (“Closing Date”). Shareholders of the Disappearing Fund will be notified if the Reorganization is not approved.

If the Reorganization is approved, any contingent deferred sales charge that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from October 23, 2009 (“Record Date”) through and until thirty (30) days following the Closing Date.

2.                                      Conversion of Class Q shares to Class W shares

On September 10, 2009, the Board approved the conversion of the Funds’ current Class Q shares to Class W shares. Effective on or about November 14, 2009, Class Q shareholders of ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING Real Estate Fund and ING SmallCap Opportunities Fund will be converted to Class W shares of the respective Funds. The Domestic Equity Funds’ Class I, Class Q and Class W Prospectus is amended as follows:

(a)          Effective on or about November 14, 2009, all references to the Class Q shares of these Funds are hereby deleted from the Domestic Equity Funds’ Class I, Class Q and Class W Prospectus.

(b)         Effective on or about November 14, 2009, the section entitled “Shareholder Guide – How to Purchase Shares – ING Purchase Options – Class W shares” found on page 23 of the Domestic Equity Funds’ Class I, Class Q, and Class W Prospectus is hereby deleted in its entirety and replaced with the following:

Class W Shares

The minimum initial investment for Class W shares is $1,000. Class W shares are offered at NAV without a sales charge to: (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (vi) retirement plans affiliated with ING Groep N.V.; (vii) ING Groep N.V. affiliates for purposes of corporate cash management; and (viii) by other ING Funds in the ING Family of Funds.

3.                                      Closure of Class B shares

On September 10, 2009, the Board approved the closure of Class B shares of each series of the Registrant to new and additional investments effective on or about January 4, 2010.  Effective on or about January 4, 2010, the Domestic Equity Funds’ Class A, Class B, and Class C Prospectus is amended as follows:

(a)          The following footnote is added to the table entitled “Fees You Pay Directly” in the section entitled “What You Pay to Invest” found on page 20 of the Domestic Equity Funds’ Class A, Class B and Class C Prospectus with reference to the column heading “Class B”:

(6)          New or additional investments in Class B shares of the Funds are no longer permitted with certain exceptions.  For additional information, please see the discussion of sales charges in the Shareholder Guide section of this Prospectus.

(b)         The section entitled “Shareholder Guide – Choosing a Share Class – ING Purchase Options – Class B” found on page 23 of the Domestic Equity Funds’ Class A, Class B and Class C Prospectus is hereby amended to include the following as the fifth bullet point:

•                  Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

3.                                      Revision of Class A Shares’ Exchange Policy

On September 10, 2009, the Board approved a revision to the Domestic Equity Funds’ Class A shares’ exchange policy. Effective on or about January 11, 2010, the section entitled “Shareholder Guide – Transaction Policies – Exchanges” beginning on page 30 of the Domestic Equity Funds’ Class A, Class B, and Class C Prospectus is hereby amended to delete and replace the second paragraph under this section and insert an additional paragraph immediately following the revised second paragraph as reflected below:

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares across ING Funds as discussed above are sales and may result in a gain or loss for federal and state income tax purposes.

You may also exchange Class A shares of any Fund for a different class of the same Fund, which you are eligible to purchase, subject to the discretion of the Distributor to permit or reject such an exchange.  You should consult your own tax advisor for advice about the particular federal, state and local tax consequences to you of such an exchange.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE